
RUTH'S CHRIS STEAK HOUSE

RUTH'S HOSPITALITY GROUP

Investor Update

Summer 2017



Disclaimers

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.

This presentation contains "forward-looking statements" that reflect, when made, the Company's expectations or beliefs concerning future events that involve risks and uncertainties. Forward-looking statements frequently are identified by the words "believe," "anticipate," "expect," "estimate," "intend," "project," "targeting," "will be," "will continue," "will likely result," or other similar words and phrases. Similarly, statements herein that describe the Company's objectives, plans or goals, including with respect to new restaurant openings, strategy, financial outlook and capital expenditures also are forward-looking statements. Actual results could differ materially from those projected, implied or anticipated by the Company's forward-looking statements. Some of the factors that could cause actual results to differ include: reductions in the availability of, or increases in the cost of, USDA Prime grade beef, fish and other food items; changes in economic conditions and general trends; the loss of key management personnel; the effect of market volatility on the Company's stock price; health concerns about beef or other food products; the effect of competition in the restaurant industry; changes in consumer preferences or discretionary spending; labor shortages or increases in labor costs; the impact of federal, state or local government regulations relating to Company employees, the sale or preparation of food, the sale of alcoholic beverages and the opening of new restaurants; harmful actions taken by the Company's franchisees; a material failure, interruption or security breach of the Company's information technology network; repeal or reduction of the federal FICA tip credit; unexpected expenses incurred as a result of the sale of the Mitchell's Restaurants; the Company's ability to protect its name and logo and other proprietary information; an impairment in the financial statement carrying value of our goodwill, other intangible assets or property; the impact of litigation; the restrictions imposed by the Company's Credit Agreement; and changes in, or the discontinuation of, the Company's quarterly cash dividend payments or share repurchase program. For a discussion of these and other risks and uncertainties that could cause actual results to differ from those contained in the forward-looking statements, see "Risk Factors" in the Company's Annual Report on Form 10-K for the fiscal year ended December 25, 2016, which is available on the SEC's website at www.sec.gov. All forward-looking statements are qualified in their entirety by this cautionary statement, and the Company undertakes no obligation to revise or update this presentation to reflect events or circumstances after the date hereof. You should not assume that material events subsequent to the date of this presentation have not occurred.

Unless the context otherwise indicates, all references in this report to the "Company," "Ruth's," "we," "us", "our" or similar words are to Ruth's Hospitality Group, Inc. and its subsidiaries. Ruth's Hospitality Group, Inc. is a Delaware corporation formerly known as Ruth's Chris Steak House, Inc., and was founded in 1965.


RUTH'S
STEAK &
LOBSTER
HOUSE

EST. 1965

NEW ORLEANS


RUTH'S
CHRIS
STEAK HOUSE

TODAY

"DO WHAT YOU LOVE,
LOVE WHAT YOU DO"

- Ruth Fertel

OVER 150 COMPANY AND FRANCHISE RESTAURANTS AND GROWING

FINE DINING STEAK HOUSE LEADER

Our balanced total return plan

Investment Summary

- Proven business model
- Consistent execution that has resulted in broad-based growth in key metrics
- Multiple levers to drive shareholder return

Multiple Levers to Drive Shareholder Returns…

- Maintain healthy core
- Disciplined growth
- Return excess capital

Multiple Levers to Drive Shareholder Returns...

1 Maintain Healthy Core

Grow sales through traffic

Leverage our infrastructure

Use pricing power to manage margins

2 Disciplined Growth

Find great real estate
- Three to five new restaurants per year for both franchise and Company

Acquire franchise territory at attractive prices

3 Return Excess Capital

Pay a dividend

Return excess capital through debt repayment and share repurchases
- $27MM remaining on $60MM share repurchase authorization
- **Share repurchases of $45MM in 2016**

Broad Consumer Appeal Drives Revenues Across our three Buckets of Business

Special occasion

Holiday special offerings

Helping our guests celebrate
- Birthdays
- Anniversaries
- Other special moments

Making memories on 500° sizzling plates

Business/ Corporate

Onsite event managers for every client

HD satellite broadcast for multi-location events

Extensive private dining and off-site catering services

Core Guests/ Regular Customers

Culinary innovation with three prix fixe menu launches each year

Sizzle Swizzle & Swirl happy hour

Core menu evolution







Current Comparable Sales Initiatives



El Paso, TX

Effective Marketing
Using national cable and/or digital advertising to drive high levels of awareness and engagement

Continued Menu Evolution
Ruth's Classics (2009)
Wine dinners (2011)
Sizzle, Swizzle & Swirl (2011-2012)
Premier cuts (2015)

Expanded Capex Initiatives
Remodels based on the success of our recent openings (2015)

Using Our Pricing Power
Remain focused on driving traffic first

Ruth's 2.0 – Menu



Ruth's 2.0
A marketing and operational initiative to evolve our menu, infrastructure and design elements

Menu
Adding new menu items which are appealing to our guests without adding operational complexity

Menu design changes are currently in all Company and domestic franchise locations

Ruth's 2.0 – Restaurant Remodels


Louisville, KY

Ruth's 2.0
A marketing and operational initiative to evolve our menu, infrastructure and design elements

Design
All new Company and Franchise locations will reflect updated infrastructure and design elements

Remodels
Multi-year initiative that will align portions of new design and infrastructure elements

2 remodels completed in 2017 YTD

Ruth's 2.0 – Restaurant Remodels
Louisville, KY – Completed April'16





Unique Business Model Allows for Disciplined Growth



Marina Del Rey, CA

1 Company-Owned Growth

- Looking to grow 3-5 units per year
  - 4 openings in 2017 – Tulsa, OK and Waltham, MA opened Jan'17, Cleveland, OH opened in Mar'17 and Denver, CO to open Q4'17

2 Franchise-Owned Growth

- **Provides approximately $16 million – $18 million in annual royalty fees**
- Allows system growth without additional Company capital
- Looking to grow 3-5 units per year
  - 2 signed leases in 2017 – 2nd Location in China and Kauai, Hawaii

Broad Geographical Reach with Strategic Opportunity for Growth

RUTH'S CHRIS STEAK HOUSE



ONTARIO
QUÉBEC
Seattle
WASHINGTON
MONTANA
NORTH DAKOTA
MINNESOTA
SOUTH DAKOTA
IDAHO
WYOMING
IOWA
NEBRASKA
MICHIGAN
Toronto
Ottawa
Chicago
NEVADA
San Francisco
KANSAS
WEST VIRGINIA
CALIFORNIA
Las Vegas
Los Angeles
NEW MEXICO
San Diego
TEXAS
LOUISIANA
Houston
GEORGIA
FLORIDA
Boston
Mexico City
2
1
1
1
1
3
3
14
1
2
1
3
3
2
4
2
1
2
4
1
5
7
2
1
1
4
9
1
9
1
2
3
5
5
4
15

153
Total Restaurants

133 Domestic[1]	20 International
70 Company	
61 Franchise	20 Franchise

2017 Openings

4 Company[1]	
1 Franchise	1 Franchise

International Locations

Palm Beach, Aruba

Canada
five locations

Panama City, Panama

Hong Kong
two locations

Tokyo, Japan

Jakarta, Indonesia

Mexico
two locations

Shanghai, China

Marina Square, Singapore

Taiwan
four locations

Dubai, UAE

1. Domestic restaurant counts include locations in Cherokee, NC and Tulsa, OK operating under contractual agreements. The 2017 company opening count reflects Tulsa, OK.

Financial highlights



Consistent Revenue and Traffic Growth

($ in millions)

Comp Average Unit Volume Trends
Company-Owned



$5.7MM
$5.1MM
$4.1MM
$4.3MM
$4.5MM
$4.8MM
$5.0MM
$5.2MM
$5.3MM
$5.5MM
$5.5MM
2007
2008
2009
2010
2011
2012[1]
2013
2014
2015
2016
2017 Q1 LTM

	2007	2008	2009	2010	2011	2012[1]	2013	2014	2015	2016	2017 Q1 LTM
Comp Sales %		-10.3%	-19.5%	+4.0%	+5.4%	+5.2%	+5.3%	+3.7%	+3.4%	+1.6%	+0.9%
Full Year Location Count											
Company		66	64	64	63	64	63	65	67	68	70

1. FY 2012 excludes 53rd week

Consistent Revenue and Traffic Growth

($ in millions)

RHGI Pro Forma Sales[1]



$538MM
$457MM
$485MM
$518MM
$558MM
$604MM
$645MM
$684MM
$707MM
$715MM
Company
Franchise
2008
2009
2010
2011
2012[2]
2013
2014
2015
2016
2017 Q1 LTM

Full Year Location Count	2008	2009	2010	2011	2012[2]	2013	2014	2015	2016	2017 Q1 LTM
Company	66	64	64	63	64	63	65	67	68	70
Franchise	64	66	67	68	72	75	77	80	81	81
Total[3]	130	130	131	131	137	139	143	148	150	153

1. RHGI pro forma sales represents the summation of company and franchise restaurant sales. Franchise restaurant (adjusted gross) sales represents sales recognized by our franchisees. We receive franchise royalties of approximately 5.0% of the adjusted gross sales from each franchisee-owned restaurant.
2. FY 2012 excludes 53rd week.
3. Total restaurant count includes one location in Cherokee, NC and one location in Tulsa, OK operating under contractual agreements.

Consistent EBITDA Growth

($ in millions)

Adjusted EBITDA[1]


$32MM
$33MM +0.3%
$36MM +11.4%
$37MM +2.5%
$41MM +9.8%
$47MM +14.3%
$51MM +8.4%
$58MM +13.9%
$61MM +6.3%
$61MM 0.0%
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017 Q1 LTM

1. Adjusted EBITDA, a non-GAAP financial measure, excludes interest, taxes, depreciation, amortization, gain/loss on assets, losses on impairment, restructuring benefits/expenses, loss/income on discontinued operations and additional items not listed here. For a reconciliation of adjusted EBITDA to net income, see the reconciliation table furnished as Exhibit 99.2 to our Current Report on Form 8-K.

Company-Owned Target Unit Economics



Albuquerque, NM

Target Units
3-5 per year

Size
8,000 – 10,000 square feet

Typical Demographics
Medium and large markets
DMA population > 1 million

Sales Target
$4MM - $6MM+

Net Cash Investment
$2.5MM - $3.5MM

Restaurant Level Margins
>20%

Returning capital to drive shareholder returns

($ in millions)

	2011	2012	2013	2014	2015	2016	Total
Net Debt Repayment/ (Borrowing)	$29	($23)	$26	$6	$13	($25)	**$26**
Share Repurchases		$60		$15	$24	$45	**$144**
Dividend Payments			$4	$7	$8	$9	**$29**
Total Capital Returned[1]	**$29MM**	**$37MM**	**$30MM**	**$29MM**	**$45MM**	**$29MM**	**$199MM**

1. Total capital returned may not foot due to rounding.

Investment Summary



Proven business model
- High-end, fine-dining steak experience remains timeless after 52 years

Consistent execution and broad-based growth
- Brand evolution, pricing power and success of recent openings drive results
- Consistent traffic, revenue, net income, EBITDA and EPS growth

Multiple levers to drive shareholder return
- Unique franchise revenue model
- Manage our core business | Investing in remodels
- Disciplined growth
- Options to return excess capital
  - *Dividends*
  - *Debt repayment*
  - *Share repurchases*